FEDERATED GNMA TRUST

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE, DATED MAY 31, 1999

I. At the June 21, 1999 shareholder meeting, shareholders approved the following changes to become effective July 1, 1999:

     (1)  Elected Seven Trustees.

     (2)  Ratified the selection of the Trust's Independent Auditors

     (3)  Made changes to the Trust's fundamental investment limitations:

          (a) Amended the Trust's fundamental investment limitation regarding diversification of its investments to read as follows:

          "With respect to securities comprising 75% of the value of its total asset, the Trust will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or the Trust would own more than 10% of the outstanding voting securities of that issuer."

          (b) Amended the Trust's fundamental investment limitation regarding borrowing money and issuing senior securities to read as follows:

          "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

          (c) Amended the Trust's fundamental investment limitation regarding investments in real estate to read as follows:

          "The Trust may not purchase or sell real estate, provided that this restriction does not prevent the Trust from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Trust may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can by liquidated in an orderly manner."

          (d) Amended the Trust's fundamental investment limitation regarding investments in commodities to read as follows:

          "The Trust may not purchase or sell physical commodities, provided that the Trust may purchase securities of companies that deal in commodities."

          (e) Amended the Trust's fundamental investment limitation regarding underwriting securities to read as follows:

          "The Trust may not underwrite the securities of other issuers, except that the Trust may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

          (f) Amended the Trust's fundamental investment limitation regarding lending to read as follows:

          " The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

          (g)  Amended,  and  made  non-fundamental,   the  Trust's  fundamental
               investment limitation regarding buying securities on margin to read as follows:

          "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities."

          (h)  Amended,  and  made  non-fundamental,   the  Trust's  fundamental
               investment limitation regarding pledging assets to read as follows:

          "The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

          (i) Eliminated the Trust's fundamental investment policy regarding selling securities short.

 II. Approved the following changes to the Trust's Declaration of Trust.

     (1) Amended and restated the Trust's Declaration of Trust to require the approval of a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another Trust or Corporation.

     (2) Amended and restated the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without shareholder approval.

     (3) Amended and restated the Trust's Declaration of Trust to permit the Board of Trustees to change the name of the Trust without seeking shareholder approval.

III. The following actions were taken by the Board of Directors with regard to non- fundamental investment limitations and policies:

     (1) Amended the Trust's non-fundamental investment limitation regarding illiquid securities to read as follows:

          " The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Trust's net assets."

     (2) Approved the elimination of the Trust's non-fundamental investment policy pertaining to when-issued and delayed delivery transactions that provides that the Trust will not engage in such transactions to an extent that would cause the segregation of more than 20% of value of its total assets.

     (3)  Removed  the  Trust's  non-fundamental   investment  policy  regarding
          temporary investments.



                                                                   June 21, 1999

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 Federated Investors

 Federated Securities Corp., Distributor
 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue

 Pittsburgh, PA 15222-3779
 www.federatedinvestors.com

 Cusip  314184102
 Cusip   314184201
 G02645-04(6/99)